UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 2, 2021

Hines Global Income Trust, Inc.
__________________________________
(Exact name of registrant as specified in its charter)

Commission file number: 000-55599

Maryland	80-0947092
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard
Suite 5000
Houston, Texas	77056-6118
(Address of principal executive offices)	(Zip code)

(888) 220-6121
(Registrant’s telephone number, including area code)

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Hines Global Income Trust, Inc. (the “Company”) recently had its Registration Statement on Form S-11 (Reg. No. 333-251136) declared effective by the Securities and Exchange Commission (the “SEC”). Pursuant to the Registration Statement, the Company is making a third public offering of up to $2,500,000,000 in shares of its common stock, including $500,000,000 of shares offered under the Company’s distribution reinvestment plan (the “Third Offering”).

In connection with the Third Offering, on June 2, 2021, the Company, Hines Securities, Inc. (the “Dealer Manager”) and HGIT Advisors LP (the “Advisor”), entered into a Dealer Manager Agreement (the “Dealer Manager Agreement”), pursuant to which the Dealer Manager was designated as the dealer manager for the Third Offering. The terms of the Dealer Manager Agreement are substantially the same as the terms of that certain dealer manager agreement, dated December 6, 2017, entered into by the Company, the Dealer Manager and the Advisor in connection with the Company’s second public offering. See the Company’s Current Report on Form 8-K, dated December 12, 2017, for a description of the material terms of the Dealer Manager Agreement.

A copy of the Dealer Manager Agreement is filed herewith as Exhibit 1.1 and is incorporated herein by reference. The preceding summary of the Dealer Manager Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Dealer Manager Agreement.

Item 8.01 Other Items.

Also in connection with the Third Offering, the Company’s board of directors (the “Board”) approved the amendment and restatement of the Company’s share redemption program (the “Amended SRP”), in order to (i) limit the Board’s ability to terminate the Amended SRP other than in connection with a liquidity event which results in the Company’s stockholders receiving cash or securities listed on a national securities exchange or where otherwise required by law; provided, that, the Board retains the discretion to suspend the Amended SRP for an indeterminate amount of time; (ii) require that, following a suspension of the Amended SRP, the Board must consider at least quarterly whether the continued suspension of the Amended SRP is in the best interest of the Company and its stockholders; and (iii) expand the factors the Board considers in determining whether to suspend the Amended SRP to include a lack of available funds, a determination that redemption requests are having an adverse effect on the Company’s operations or other factors. Effective as of June 2, 2021, the Amended SRP replaced the Company’s share redemption program that was in effect immediately prior thereto. Other than as described above, the Amended SRP has substantially the same terms and limitations as the Company’s prior share redemption program.

The preceding summary of the Amended SRP does not purport to be complete and is qualified in its entirety by reference to the Amended SRP, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

1.1
Dealer Manager Agreement, dated as of June 2, 2021, by and among Hines Global Income Trust, Inc., Hines Securities, Inc. and HGIT Advisors LP (filed as Exhibit 1.1 to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form S-11, File No. 333-251136 (the “Registration Statement”) on June 2, 2021 and incorporated by reference herein).

99.1
Hines Global Income Trust, Inc. Share Redemption Program, effective as of June 2, 2021 (filed as Exhibit 99.2 to Pre-Effective Amendment No. 1 to the Registration Statement on May 28, 2021 and incorporated by reference herein).

Statements in this Current Report on Form 8-K, and the exhibits furnished herewith, including but not limited to intentions, beliefs, expectations or projections relating to items such as potential future actions that the Board may take with respect to the Amended SRP are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company’s other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hines Global Income Trust, Inc.

June 2, 2021	By:	/s/ A. Gordon Findlay
Name: A. Gordon Findlay
Title: Chief Accounting Officer and Treasurer